                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material under ss.240.14a-12

                             VENDINGDATA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

        (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies::

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         (5) Total fee paid:

--------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
                                    --------------------------------------------

         (2) Form, Schedule or Registration Statement No:
                                                         -----------------------

         (3) Filing Party:
                          ------------------------------------------------------

         (4) Date Filed:
                        --------------------------------------------------------

                             VENDINGDATA CORPORATION

May 9, 2003

Dear Stockholder:

         It is my pleasure to invite you to VendingData Corporation's 2003 Annual Meeting of Stockholders.

         We will hold the meeting on Thursday, May 29, 2003, at 10:00 a.m., at our principal offices at 6830 Spencer Street, Las Vegas, Nevada 89119. In addition to the formal items of business, we will review the major developments of 2002 and answer any questions you may have.

         This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides information about VendingData Corporation.

         Your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

         We look forward to seeing you at the meeting.

                                           Sincerely,
                                           /s/ Steven J. Blad
                                           Steven J. Blad
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             VENDINGDATA CORPORATION
                               __________________

                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

                               __________________

                    Date:             Thursday, May 29, 2003
                    Time:             10:00 a.m.
                    Place:            6830 Spencer Street
                                      Las Vegas, Nevada  89119

Dear Stockholders:

         At our 2003 Annual Meeting, we will ask you to:

         o        Elect four directors each to serve for a term of one year;

         o Approve an amendment to our Amended and Restated Articles of Incorporation increasing the authorized number of shares of common stock from 16,000,000 to 25,000,000;

         o        Approve an Amendment of our 1999 Stock Option Plan; and

         o Transact any other business that may properly be presented at the Annual Meeting.

         If you were a stockholder of record at the close of business on April 30, 2003, you may vote at the Annual Meeting.

         You are cordially invited to attend the meeting in person. IF YOU DESIRE TO VOTE IN PERSON, YOU MUST REGISTER AT THE ANNUAL MEETING WITH THE INSPECTORS OF ELECTION PRIOR TO THE BEGINNING OF THE ANNUAL MEETING. IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE SO THAT YOUR SHARES MAY BE REGULARLY VOTED AT THE ANNUAL MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IT IS IMPORTANT THAT ALL STOCKHOLDERS VOTE.

                                             By Order of the Board of Directors,
                                             /s/ Stacie L. Brown
                                             Stacie L. Brown
                                             CORPORATE SECRETARY

Las Vegas, Nevada
Dated: May 9, 2003


                                               VENDINGDATA CORPORATION
                                                   PROXY STATEMENT
                                                  TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

INFORMATION ABOUT OUR STOCK OWNERSHIP.............................................................................4

INFORMATION ABOUT OUR BOARD OF DIRECTORS AND EXECUTIVE OFFICERS...................................................6
         Directors................................................................................................6
         Significant Employees....................................................................................7
         Compensation of Non-Employee Directors...................................................................7
         Board of Directors Meetings..............................................................................7
         Committees of the Board of Directors.....................................................................7
         Compensation of Executive Officers.......................................................................9
         Employment Agreements...................................................................................10
         Compliance with Section 16(a) of the Securities Exchange Act of 1934....................................11
         Certain Relationships and Related Transactions..........................................................11
         Limitation of Liability and Indemnification Matters.....................................................12
         Transaction Review......................................................................................13

DISCUSSION OF PROPOSALS..........................................................................................14
         Proposal 1:    Election of Directors....................................................................14
         Proposal 2:    Approval of Amendment to Our Amended and Restated Articles of Incorporation..............14
         Proposal 3:    Approval to Amendment of Our 1999 Stock Option Plan......................................15

INFORMATION ABOUT OUR INDEPENDENT PUBLIC ACCOUNTANTS.............................................................19

INFORMATION ABOUT OUR VOTING PROCEDURES..........................................................................19

INFORMATION ABOUT OUR 2004 ANNUAL MEETING OF STOCKHOLDERS........................................................19

INFORMATION ABOUT STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING..............................................19

OTHER BUSINESS...................................................................................................20

EXHIBIT "A": CERTIFICATE OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION OF VENDINGDATA
         CORPORATION AND SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION OF VENDINGDATA
         CORPORATION.............................................................................................22

EXHIBIT "B": VENDINGDATA CORPORATION AMENDED AND RESTATED 1999 STOCK OPTION PLAN
AS APPROVED BY THE BOARD OF DIRECTORS ON APRIL 22, 2003 AND AS ORIGINALLY
APPROVED ON JANUARY 5, 1999......................................................................................28


                             VENDINGDATA CORPORATION
                               6830 Spencer Street
                             Las Vegas, Nevada 89119
                           ___________________________

                                 PROXY STATEMENT

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

         The accompanying proxy is solicited by our board of directors. THIS PROXY STATEMENT AND THE ACCOMPANYING FORM OF PROXY ARE BEING MAILED TO OUR STOCKHOLDERS ON OR ABOUT MAY 9, 2003.

WHY DID YOU SEND ME THIS PROXY STATEMENT?

         We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the 2003 Annual Meeting of Stockholders. This proxy statement summarizes the information you need to know to cast an informed vote at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

         Along with this proxy statement, we are also sending you our amended 2002 Annual Report on Form 10-KSB/A, which includes our financial statements. In this proxy statement, unless the context otherwise indicates, the "company," "we," "us," and "our" refer to VendingData Corporation.

WHO IS ENTITLED TO VOTE?

         We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about May 9, 2003 to all stockholders entitled to vote. Stockholders who were the record owners of our common stock at the close of business on April 30, 2003 are entitled to vote. On this record date, there were 7,625,826 shares of VendingData common stock outstanding. The information with respect to our common stock as of this date and all other information relating to our common stock described in this proxy statement reflect the 1-for-5 reverse stock split that was effected on January 3, 2003.

WHAT CONSTITUTES A QUORUM?

         A majority of the outstanding shares of our common stock entitled to vote at the annual meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the annual meeting if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the annual meeting.

HOW MANY VOTES DO I HAVE?

         Each share of common stock that you own entitles you to one vote.

HOW DO I VOTE BY PROXY?

         Whether or not you plan to attend the annual meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the board of directors as follows:

         o        "FOR" the election of all four nominees, Steven J. Blad, James
                  E. Crabbe, Ronald O. Keil, and Bob L. Smith, for director;

         o "FOR" approval of the amendment to our amended and restated articles of incorporation to increase the authorized number of shares of common stock from 16,000,000 to 25,000,000; and

         o        "FOR" approval of the amendment to our 1999 Stock Option Plan.

         If any other matter is presented, your proxy will vote in accordance with the recommendation of our board of directors, or, if no recommendation is given, in accordance with the proxies' best judgment. At the time this proxy statement went to press, we knew of no matters which needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

MAY I CHANGE MY VOTE AFTER I RETURN MY PROXY?

         Yes. If you fill out and return the enclosed proxy card, you may change your vote at any time before the vote is conducted at the annual meeting. You may change your vote in any one of four ways:

         o By sending to our Corporate Secretary another completed proxy card with a later date;

         o By notifying our Corporate Secretary in writing before the annual meeting that you have revoked your proxy;

         o By notifying the inspectors of election in writing at the annual meeting prior to the beginning of the annual meeting; or

         o By voting in person by ballot at the annual meeting after notifying the inspectors of election of your intention to do so prior to the beginning of the annual meeting.

HOW DO I VOTE IN PERSON?

         If you plan to attend the annual meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney from your nominee in order to vote at the annual meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

PROPOSAL 1:
Elect Four Directors                    There are four openings on our board of
                                        directors, and we have nominated four
                                        persons. The four nominees for director
                                        who receive the most votes will be
                                        elected. If you do not vote for a
                                        particular nominee, or you indicate
                                        "WITHHOLD" to vote for a particular
                                        nominee on your proxy card, your vote
                                        will not count either "for" or "against" the nominee. Our amended and restated articles of incorporation do not permit cumulative voting.

PROPOSAL 2:
Approve Amendment of Articles of        The affirmative vote of a majority of
Incorporation                           the outstanding shares is required to
                                        approve the proposal. So, if you
                                        "ABSTAIN" from voting, it has the effect of a vote against this proposal.

PROPOSAL 3:
Approve Amendment of the 1999 Stock     The affirmative vote of a majority of
Option Plan                             the outstanding shares is required to
                                        approve the proposal. So, if you
                                        "ABSTAIN" from voting, it has the effect of a vote against this proposal.

         None of the proposals to be voted on at the annual meeting create a right of appraisal under Nevada law. A vote "FOR" or "AGAINST" any of the proposals set forth in this proxy statement will only affect the outcome of the proposal.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

         We will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers, and employees also may solicit proxies in person, by telephone or by other electronic means of communication for which they will receive no compensation.

HOW DO I OBTAIN AN ANNUAL REPORT ON FORM 10-KSB/A?

         We have enclosed a copy of our amended 2002 Annual Report on Form 10-KSB/A with this proxy statement. If you would like another copy of our amended 2002 Annual Report on Form 10-KSB/A, we will send you one without charge. Our amended Annual Report on Form 10-KSB/A includes a list of exhibits filed with the Securities and Exchange Commission, or SEC, but the amended 2002 Annual Report provided to you does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing them to you will be your responsibility. Please write to:

                           VendingData Corporation
                           6830 Spencer Street
                           Las Vegas, Nevada  89119
                           Attention: Stacie L. Brown, Corporate Secretary

In addition, the SEC maintains an Internet site at http://www.sec.gov that provides access to our SEC filings.

                      INFORMATION ABOUT OUR STOCK OWNERSHIP

         The SEC has defined "beneficial ownership" to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it in the usual sense, but also if he has the power to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness. Two or more persons might count as beneficial owners of the same share.

HOW MUCH OF OUR COMMON STOCK IS OWNED BY DIRECTORS, EXECUTIVE OFFICERS AND GREATER THAN 5% STOCKHOLDERS?

         The following is a list of the beneficial stock ownership as of April 18, 2003, of (1) all persons who beneficially owned more than 5% of our outstanding common stock, (2) all directors, (3) all executive officers named in the Summary Compensation Table (see page 9) and (4) all officers and directors as a group at the close of business on April 18, 2003, according to record-ownership listings as of that date, and according to verifications as of April 18, 2003, which we solicited and received from each officer and director:

                      Name and Address of                Amount and Nature of             Percent of
Title of Class         Beneficial Owner              Beneficial Ownership(1),(2)          Class(2)
--------------         ----------------              ---------------------------          --------
Common                 James E. Crabbe                        5,685,579(3)                   73.2%
                       6830 Spencer Street
                       Las Vegas, Nevada  89119

Common                 Steven J. Blad                           478,264(4)                    5.9%
                       6830 S. Spencer Street
                       Las Vegas, Nevada  89119

Common                 Yvonne Huson                             986,450(5)                   12.9%
                       6830 Spencer Street
                       Las Vegas, Nevada  89119

Common                 Bob L. Smith                             375,229(6)                    4.9%
                       6830 Spencer Street
                       Las Vegas, Nevada  89119

Common                 Ronald O. Keil                           151,296(7)                    1.9%
                       6830 Spencer Street
                       Las Vegas, Nevada  89119

Common                 Stacie L. Brown                           25,600(8)                     .3%
                       6830 Spencer Street
                       Las Vegas, Nevada  89119

Common                 John R. Spina                             16,000(9)                     .2%
                       6830 Spencer Street
                       Las Vegas, Nevada  89119

Common                 All executive officers and             6,723,968(10)                  81.2%
                       directors as a group (7 persons)

----------------------------

                                      -4-

*    Less than one percent.
(1) Unless otherwise noted, the persons identified in this table have sole voting and sole investment power with regard to the shares beneficially owned by them.
(2) Includes shares issuable upon the exercise of options and warrants exercisable within 60 days of the stated date.
(3) Includes 4,574,066 shares held directly by Mr. Crabbe, 600 shares issuable upon the exercise of stock options, 50,000 shares issuable to the James E. Crabbe Revocable Trust upon the exercise of warrants, 88,463 shares issuable to the James E. Crabbe Revocable Trust upon the conversion of debt, and 972,450 shares held by Yvonne M. Huson, or her related trusts, for which Mr. Crabbe holds voting power.
(4) Includes 35,020 shares held directly by Mr. Blad, 244 shares held by Mr. Blad's spouse, and 443,000 shares issuable upon the exercise of stock options.
(5) Includes 643,958 shares held directly by Ms. Huson, 19,424 shares held by the Richard S. Huson GST Exempt Trust U/T/A dated September 4, 1998, a trust for which Ms. Huson is trustee, 309,068 shares held by the Richard S. Huson Marital Trust U/T/A dated September 4, 1998, a trust for which Ms. Huson is trustee and beneficiary, and 14,000 shares held by Tower Rock Partners, LLC, an entity in which Ms. Huson holds an interest.
(6) Includes 164,011 shares held directly by Mr. Smith, 199,018 shares held by VIP's Industries, Inc., 200 shares held jointly by Mr. Smith and his daughter, and 12,000 shares issuable upon the exercise of stock options.
(7) Includes 113,558 shares held directly by Mr. Keil, 5,666 shares held by Mr. Keil's spouse, 1,000 shares issuable upon the exercise of stock options, 2,500 shares issuable upon the exercise of warrants and 28,572 shares issuable upon the conversion of debt.
(8)  Includes 25,600 shares issuable upon the exercise of stock options.
(9)  Includes 16,000 shares issuable upon the exercise of stock options.
(10) Includes 6,078,233 shares issued directly, 476,200 shares issuable upon the exercise of stock options, 52,500 shares issuable upon the exercise of warrants and 117,035 shares issuable upon the conversion of debt. As 11,000 options held by Mr. Blad and 11,000 options held by Mr. Smith were granted by the Huson Trusts, the underlying shares of which are included in the number of shared issued directly, as reflected in this footnote no. 10, these 22,000 options are not included in the number of options reflected in this footnote no. 10.

         INFORMATION ABOUT OUR BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

         The following information is furnished with respect to each member of our board of directors and our executive officers who are not directors. There are no family relationships between or among any of our directors or executive officers.

DIRECTORS

                                 DIRECTOR
              NAME                 AGE          SINCE            POSITION
              ----                 ---          -----            --------
         Steven J. Blad            51           1998           Chief Executive Officer, President, and
                                                               Director

         James E. Crabbe           57           2000           Chairman of the Board

         Ronald O. Keil            70           1998           Director

         Bob L. Smith              64           1998           Vice-Chairman of the Board

         STEVEN J. BLAD joined us in October 1996 and served as Vice President of Sales and Marketing until April 1997, when he became our President. Mr. Blad served in that position until May 1998, when he became our Chief Executive Officer, President and Director. Mr. Blad received a bachelor's degree in 1973 from Carson Newman. He obtained a Masters of Education degree in 1975 from Southern Baptist Graduate School. From 1975 to 1976, Mr. Blad pursued additional graduate studies at the University of Alabama.

         JAMES E. CRABBE became a member and Vice-Chairman of our Board in May 2000 and was elected Chairman of our Board in August 2001. Since 1980, and until November 2000, Mr. Crabbe was President of the Crabbe Huson Group, Inc., an investment management company in Portland, Oregon. Mr. Crabbe was granted a Series 63 Securities Dealer License in 1989 and earned a bachelor's degree from the University of Oregon in 1967.

         RONALD O. KEIL has been a member of our Board since April 1999. Since July 1999, Mr. Keil has owned and operated two supermarkets in San Diego, California. Since March 1995, Mr. Keil has served as Managing Partner of RJL Properties, Inc., which owned and operated four hotels and a mini-storage facility. In addition, from October 1993 to January 1998, Mr. Keil owned a 142-room Holiday Inn in Idaho Falls and since 1999 has owned and operated Keil's, Inc., a chain of supermarkets in California. Mr. Keil is a founder and director of the Bank of Clark County, Oregon. He earned a bachelor's degree in Business Administration from Lewis and Clark College and has completed graduate work towards an MBA from the University of Oregon.

         BOB L. SMITH joined our Board in May 1998 and served as Chairman of our Board from April 1999 until August 2001, when he became Vice-Chairman of the Board. Mr. Smith also serves as Chairman of the Board and Chief Executive Officer of VIP's Industries, Inc., a company co-founded by Mr. Smith in 1968 that oversees restaurant, hotel and real estate development in five Western states. Mr. Smith serves on the Board of Directors of Umpqua Bank (formerly Centennial Bank) and Regency of Oregon (formerly Blue Cross and Blue Shield of Oregon), and previously served on the Board of Directors of the Crabbe-Huson Funds, Inc., an investment management company, and Flying J. Inc., an integrated oil company. Mr. Smith received a bachelor's degree in Business Administration from the University of Oregon in 1962.

SIGNIFICANT EMPLOYEES

         STACIE L. BROWN joined us in July 1999, as Corporate Counsel. From 1995 to 1999, she was in private practice with Dickerson, Dickerson, Consul & Pocker in Las Vegas, Nevada, where she assisted in the representation of the Las Vegas Convention and Visitors Authority. Ms. Brown has been admitted to the State Bar of Nevada and the District of Columbia Bar and is admitted to practice before the U.S. District Court, District of Nevada, the U.S. Courts of Appeal for the Ninth and District of Columbia Circuits and the United States Supreme Court. Ms. Brown earned her Juris Doctor from the University of Michigan Law School in 1995 and received a Bachelor of Arts degree from Ball State University in 1992 majoring in French, Political Science and Telecommunications.

         JOHN R. SPINA joined us in February 2003, as Chief Financial Officer. From October 2002 to January 2003, Mr. Spina was the President and Chief Operating Officer at Gamecraft, Inc. From November 1999 to July 2001, Mr. Spina served as Vice President and General Manager of Belterra Casino in Indiana, and from August 1998 to October 1999, Mr. Spina served in these same positions with the Grand Victoria Casino, also in Indiana. Mr. Spina received his B.S. in accounting and his M.B.A. with a concentration in finance from Drexel University. Mr. Spina has more than 20 years of experience in the gaming industry, having served in various senior positions with Harrah's, Resorts International, Ameristar and Pinnacle Entertainment.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

         We paid our directors who are not our employees $500 per quarter/meeting for 2002. All expenses for meeting attendance or out-of-pocket expenses connected directly with our board members' representation are reimbursed by us. Directors who are our employees do not receive compensation for their services as directors.

BOARD OF DIRECTORS MEETINGS

         Our board of directors generally meets quarterly, and in the twelve months ended December 31, 2002, our board of directors held four meetings. All directors attended at least 75% of the board meetings held.

COMMITTEES OF THE BOARD OF DIRECTORS

         Our board has two standing committees, the Executive Committee, which performs the functions of a compensation committee, and the Audit Committee.

         AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Keil and Smith. Our audit committee generally meets quarterly, and in the twelve months ended December 31, 2002, our audit committee held one meeting. As stated in the audit committee charter that our board of directors amended as of September 6, 2000, this committee has the responsibility of recommending the firm that will serve as our independent public accountants, reviewing the scope and results of the audit and services provided by the independent public accountants and meeting with our financial staff to review accounting procedures and policies. Each member of our audit committee has been determined to be independent pursuant to NASD Marketplace Rule 4200(a)(14).

                             AUDIT COMMITTEE REPORT

         THE FOLLOWING AUDIT COMMITTEE REPORT DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OF OUR FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS REPORT BY REFERENCE.

April 30, 2003

To the Board of Directors of VendingData Corporation:

         We have reviewed with management VendingData Corporation's audited financial statements for the fiscal year ended December 31, 2002. In conjunction with our review, we have met with the management of VendingData Corporation to discuss the audited financial statements. In addition, we have discussed with VendingData Corporation's independent auditor, James E. Scheifley & Associates, P.C. ("Scheifley & Associates"), the matters required pursuant to SAS 61, COMMUNICATION WITH AUDIT COMMITTEES, and have received the written disclosures and the letter for Scheifley & Associates required by Independence Standards Board Standard No. 1. Based on our review and discussion, we recommend to the board of directors that the audited financial statements be included in VendingData Corporation's annual report on Form 10-KSB for the fiscal year ended December 31, 2002 filed with the SEC on March 31, 2003.

         This report has been approved by all of the members of the Audit Committee.

                                              /s/ Ronald O. Keil
                                              ----------------------------------
                                              Ronald O. Keil

                                              /s/ Bob L. Smith
                                              ----------------------------------
                                              Bob L. Smith
                                              MEMBERS OF THE AUDIT COMMITTEE

         EXECUTIVE COMMITTEE. The Executive Committee is comprised of Messrs. Blad, Crabbe and Smith. Our executive committee generally meets quarterly, and in the twelve months ended December 31, 2002, our executive committee held three meetings. This committee has the responsibility of reviewing our financial records to determine overall compensation and benefits for executive officers and establishing and administering the policies that govern employee salaries and benefit plans.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Other than Mr. Blad, our chief executive officer and president, none of the members of the Executive Committee serves or has served as an officer or employee of VendingData Corporation or its subsidiaries.

COMPENSATION OF EXECUTIVE OFFICERS

         The following tables set forth compensation received by Steven J. Blad, chief executive officer, and our executive officers whose total compensation for the year ended December 31, 2002, exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation awarded to, earned by or paid to, our chief executive officer and our other most highly-compensated executive officer for services rendered in all capacities during fiscal years ended December 31, 2002, 2001, and 2000.

============================ ============================================ ==================================== =============
                                         Annual Compensation                    Long Term Compensation
                                                                          ------------------------------------
                                                                                   Awards            Payouts
---------------------------- -------------------------------------------- ------------------------- ---------- -------------
                                                                Other                  Securities                  All
                                                                Annual    Restricted  Under-Lying     LTIP        Other
Name and Principal                      Salary       Bonus   Compensation  Award(s)     Options/     Payouts   Compensation
Position                       Year       ($)          ($)        ($)         ($)      SARs (#)(1)     ($)        ($)(2)
---------------------------- -------- ------------ ----------- ---------- ------------ ------------ ---------- -------------
Steven J. Blad,               2002      282,200       -0-         -0-         -0-        665,000       -0-         -0-
Chief Executive Officer,      2001      282,200       -0-         -0-         -0-      1,095,000       -0-         -0-
President and Director        2000      282,000       -0-         -0-         -0-        100,000       -0-         -0-
---------------------------- -------- ------------ ----------- ---------- ------------ ------------ ---------- -------------
Stacie L. Brown,              2002      114,918       -0-         -0-         -0-         37,000       -0-         -0-
Corporate Counsel and         2001      101,547       -0-         -0-         -0-         71,000       -0-         -0-
Secretary                     2000       87,615       -0-         -0-         -0-          5,000       -0-         -0-
============================ ======== ============ =========== ========== ============ ============ ========== =============

-----------------
         (1) Shares reflected are pre-1-for-5 stock split.

         (2) We provide certain perquisites and other personal benefits to some or all of the executives. The unreimbursed incremental cost to us of providing perquisites and other personal benefits did not exceed, as to any of the executives for any year, the lesser of $50,000 or 10% of the total salary and bonus paid to such executive for such year.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth information regarding grants of stock options during the fiscal year ended December 31, 2002 made to the named executive officers.

=========================== ==========================================================================================

                                   Individual Grants
--------------------------- ------------------------------------------------------------------------------------------
                             Number of Securities     % of Total Options/SARs     Exercise or
                             Underlying Options/      Granted to Employees in      Base Price
           Name                 SARs Granted(1)           Fiscal Year(2)          ($/Share)(1)     Expiration Date
--------------------------- ----------------------- ----------------------------- ------------- ----------------------
Steven J. Blad                     665,000                     52.99%                 $.35            11/20/07
--------------------------- ----------------------- ----------------------------- ------------- ----------------------
Stacie L. Brown                     37,000                     2.94%                  $.35            07/20/07
=========================== ======================= ============================= ============= ======================

------------------------
         (1) Shares and exercise prices reflected are pre-1-for-5 reverse stock split.
         (2) For the year ended December 31, 2002, we granted to employees options to purchase an aggregate of 589,750 shares of our common stock.

EMPLOYMENT AGREEMENTS

         In August 1999, we entered into a new agreement with Steven J. Blad with an effective date of January 1, 2000 and a term of three years. Pursuant to the employment agreement, Mr. Blad shall receive a monthly base salary of $23,500 and 400,000 stock option rights (80,000 as a result of the 1-for-5 reverse stock split as of January 3, 2003) with an exercise price of $2.50 ($12.50 as a result of the 1-for-5 reverse stock split as of January 3, 2003). With respect to the vesting of the options, 100,000 stock options (20,000 as a result of the 1-for-5 reverse stock split) vested as of the effective date of the employment agreement with the balance to vest over a three-year period thereafter as long as Mr. Blad remains employed as our President and Chief Executive Officer and satisfies certain performance goals to be established by our board. As with the prior employment agreement with Mr. Blad, the present employment agreement contains provisions with respect to confidentiality and non-competition. We recorded compensation expense related to the options granted for the excess of the fair value of the underlying common stock at the grant date ($2.60 per share) over the exercise price of $2.50 per share during January 2000.

         In November 2001, we entered into a first amendment to employment agreement, which extended the term of the employment agreement of Mr. Blad through December 31, 2004. The first amendment provides that 2,000,000 options (400,000 options as a result of the 1-for-5 reverse stock split, which are exercisable at a price of $1.75 per share) be granted upon the effective date of the first amendment. Of the 2,000,000 options (now 400,000), 670,000 options (now 134,000) were vested as of the effective date of the first amendment, 665,000 (now 133,000) options will vest on the first anniversary of the first amendment, and another 665,000 (now 133,000) options will vest on the second anniversary of the first amendment.

         In July 2001, we entered into an employment agreement with Stacie L. Brown with an effective date of July 20, 2001 and a term of two years. Pursuant to the employment agreement, Ms. Brown shall receive an annual base salary of not less than $115,000 and 145,000 stock option rights (29,000 options as a result of the 1-for-5 reverse stock split) with an exercise price of $2.60 - $.35 per share ($13.00 - $1.75 per share, as a result of the 1-for-5 reverse stock split). With respect to the vesting of the options, 71,000 stock options (14,200 options as a result of the 1-for-5 reverse stock split) vested as of the effective date of the employment agreement with the balance to vest over a two-year period thereafter as long as Ms. Brown remains employed as our Corporate Counsel. The employment agreement provides that if the executive's employment is terminated for cause (as defined in the employment agreement), death of executive, or due to termination of the business, the executive will receive no severance of any kind. In the event that the employment agreement is terminated for any reason other than for cause, death of executive, or termination of the business, the executive will receive a severance payment equal to seven month's base salary. The employment agreement also contains provisions with respect to confidentiality and non-competition.

         In February 2003, we entered into an employment agreement with John R. Spina with an effective date of February 24, 2003 and a term of two years. Pursuant to the employment agreement, Mr. Spina shall receive an annual base salary of $175,000 and 50,000 stock option rights with an exercise price of $3.00. With respect to the vesting of the options, 16,000 stock options vested as of the effective date of the employment agreement with the balance to vest over a two-year period thereafter as long as Mr. Spina remains employed as our Chief Financial Officer. The employment agreement provides that if the executive's employment is terminated for cause (as defined in the employment agreement), death of executive, or due to termination of the business, the executive will receive no severance of any kind. In the event that the employment agreement is terminated for any reason other than for cause, death of executive, or termination of the business, the executive will receive a severance payment equal to seven month's base salary. The employment agreement also contains provisions with respect to confidentiality and non-competition.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock, or the Reporting Persons, to file with the SEC initial reports of ownership and changes in ownership of our common stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

         To our knowledge, based solely on our review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, we believe that during our fiscal year ended December 31, 2002, all Reporting Persons complied with all applicable filing requirements, with the following exceptions: Yvonne M. Huson filed a late Form 4 for the month of August, 2002; Ronald O. Keil filed a late Form 4 for the month of September, 2002; and Bob L. Smith filed late Forms 4 for the months of January and August, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On February 21, 2002, our board authorized a private placement of $4,999,995 of convertible notes. The convertible debentures accrue interest at 9.5% per annum, mature one year from the date of issuance (where the holder has the discretion to extend maturity date for up to four one-year periods) and are convertible into shares of our common stock one year after issuance at a rate of $1.75 per share. In addition, for each convertible note of $49,999.95, we issued a warrant to purchase 2,500 shares of our common stock with an exercise price of $1.75. Through this private placement, we issued convertible notes in the aggregate principal amount of $4,799,995.20 and warrants to purchase 240,000 shares of our common stock. The convertible notes are convertible into 2,742,863 shares of our common stock. We used the proceeds from this private placement for general corporate purposes and working capital. We have discontinued this private placement of convertible debentures as of January 14, 2003. We relied upon the exemption from registration provided by Section 4(2) of the Securities Act.

         With the approval of the Board, certain members of the Board, or entities controlled by these Board members, participated in the Company's private placement of convertible notes. The following table summarizes the purchases of convertible notes by members of the Board, or related entities.

========================== =================  ===============  =====================  =======================
          Name                  Amount           Warrants            Maturity             Convertibility
-------------------------- -----------------  ---------------  ---------------------  -----------------------
The James E. Crabbe           $3,949,996.05        197,500      December 31, 2003       December 31, 2003
Revocable Trust
-------------------------- -----------------  ---------------  ---------------------  -----------------------
VIP's Industries, Inc.            49,999.95          2,500      December 31, 2003       December 31, 2003
-------------------------- -----------------  ---------------  ---------------------  -----------------------
I.C.D., Inc.                      99,999.90          5,000      December 31, 2003       December 31, 2003
-------------------------- -----------------  ---------------  ---------------------  -----------------------
Ronald O. Keil                                                  April 19, 2003 and      April 19, 2003 and
                                  99,999.90          5,000       January 13, 2004        January 13, 2004
-------------------------- -----------------  ---------------  ---------------------  -----------------------

          Total              $ 4,199,995.80        210,000
========================== =================  ===============  =====================  =======================

         The $3,949,996.05 convertible note and warrants to purchase 197,500 shares of the Company's common stock purchased by the James E. Crabbe Revocable Trust, a trust for which the Company's Chairman of the Board of Directors serves as trustee, were in exchange for the cancellation of prior indebtedness in the amount of $3,949,996.05.

         A $49,999.95 convertible note and warrants to purchase 2,500 shares of the Company's common stock purchased by Richard O. Keil were in exchange for the cancellation of a prior promissory note dated November 7, 2002, in the original principle amount of $49,999.95.

         The $49,999.95 convertible note and warrant to purchase 2,500 shares of the Company's common stock purchased by VIP's Industries, Inc., an entity controlled by the Company's Vice-Chairman of the Board of Directors, were in exchange for the cancellation of prior indebtedness in the amount of $49,999.95.

         A portion of the $99,999.90 convertible note and warrant to purchase 5,000 shares of the Company's common stock purchased by I.C.D., Inc., an entity controlled by the Company's Vice-Chairman of the Board of Directors, was in exchange for the cancellation of prior indebtedness in the original principal amount of $75,000.

         STOCKHOLDER RIGHTS OFFERING. On June 14, 2001, our board of directors declared a distribution of rights to purchase shares of common stock to stockholders of record as of June 15, 2001, or the record date, and holders of vested options and warrants and convertible notes that possess anti-dilution rights as of the record date. Through this rights offering, we offered an aggregate of 26,869,770 shares of common stock upon the exercise of these rights by rightsholders.

         On August 13, 2001, and September 24, 2001, all rights that we issued to non-California and California residents, respectively, for the purchase of our $.001 par value common stock through our Registration Statement on Form S-3 (File No. 333-64012), as declared effective on July 13, 2001, expired. As of September 24, 2001, rightsholders had purchased a total of 8,566,584 shares of common stock. Rightsholders applied a total of approximately $1,892,000 in amounts payable under short-term notes or bridge loans toward the purchase price of the rights shares, and we received a total of approximately $1,107,000 in cash proceeds from the exercise of the rights.

         On August 14, 2001, our standby purchaser, James E. Crabbe, a director and our controlling stockholder, purchased 16,409,068 shares of common stock. Mr. Crabbe applied $850,000 in short-term notes and $2,504,000 in bridge loans toward the purchase of these shares and tendered the remaining amount of the purchase price, approximately $2,389,000, in cash. On October 5, 2001, as standby purchaser, Mr. Crabbe purchased 1,894,118 shares of common stock and tendered the purchase price for these shares, approximately $663,000, in cash.

         As of October 5, 2001, rights for the purchase of all 26,869,770 shares offered in the rights offering had been purchased.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

         Sections 78.7502 and 78.751 of the Nevada Revised Statutes provide for the indemnification of officers, directors and other corporate agents in terms sufficiently broad to indemnify such persons under certain circumstances for liabilities, including reimbursement for expenses incurred, arising under the Securities Act. Our amended and restated articles of incorporation provide for indemnification of our directors, officers, employees and other agents to the extent and under the circumstances permitted by Sections 78.7502 and 78.751 of the Nevada Revised Statutes.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions contained in our amended and restated articles of incorporation, bylaws, Nevada law or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. If a claim for indemnification against such liabilities, other than the payment by us of expenses incurred or paid by one of our directors, officers or controlling persons in the successful defense of any action, suit, or proceeding, is asserted by such director, officer or controlling person, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of this issue.

         In the past, we have maintained directors and officers liability insurance of approximately $3,000,000 on behalf of our officers and directors insuring them against liability that may occur in such capacities or arising out of such status, and we may do so in the future.

TRANSACTION REVIEW

         We have adopted a policy that any transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our board. Our bylaws provide that no such transactions by us shall be either void or voidable solely because of such relationship or interest of directors or officers or solely because such directors are present at the meeting of our board or a committee thereof which approves such transactions, or solely because their votes are counted for such purpose if:

         o the fact of such common directorship or financial interest is disclosed or known by our board or committee and noted in the minutes, and our board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote for that purpose without counting the vote or votes of such interested directors; or

         o the fact of such common directorship or financial interest is disclosed to or known by the stockholders entitled to vote, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of stockholders holding a majority of the shares of common stock entitled to vote (the votes of the common or interested directors or officers shall be counted in any such vote of stockholders); or

         o the contract or transaction is fair and reasonable to us at the time it is authorized or approved.

In addition, interested directors may be counted in determining the presence of a quorum at a meeting of our board or a committee thereof that approves such transactions. If there are no disinterested directors, we shall obtain a majority vote of the stockholders approving the transaction.

                             DISCUSSION OF PROPOSALS

PROPOSAL 1: ELECTION OF DIRECTORS

         Our board of directors consists of four persons. Our bylaws of provide for a board of directors consisting of one to ten persons who are elected generally for a term of one year. Directors are to serve until their successors are elected and have qualified.

         If the enclosed proxy is duly executed and received in time for the annual meeting and if no contrary specification is made as provided in the proxy, the proxy will be voted in favor of electing the nominees Steven J. Blad, James E. Crabbe, Ronald O. Keil, and Bob L. Smith for terms of office expiring in 2004. If any nominee shall decline or be unable to serve, the proxy will be voted for the person as designated by our board of directors to replace any such nominee. Our board of directors presently has no knowledge or reason to believe that any of the nominees will refuse or be unable to serve. Any vacancies on our board of directors that occur during the year will be filled, if at all, by our board of directors through an appointment of an individual to serve only until the next annual meeting.

                   OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU
                VOTE IN FAVOR OF ELECTING MESSRS. BLAD, CRABBE,
                   KEIL AND SMITH TO OUR BOARD OF DIRECTORS.

PROPOSAL 2: APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION

         On December 23, 2002, we filed a Certificate of Change in Number of Authorized Shares of VendingData Corporation with the Nevada Secretary of State in which we consummated a reverse stock split of common stock. The Certificate of Change in Number of Authorized Shares provided for an effective date of January 3, 2003, for the reverse stock split. The 1-for-5 reverse stock split affected the outstanding and authorized shares of our common stock. As a result of the reverse stock split, our authorized capital stock was decreased from 80,000,000 shares of common stock, $.001 par value, and 10,000,000 shares of blank check-preferred stock, par value $.001, to 16,000,000 shares of common stock, $.001 par value, and 10,000,000 shares of blank-check preferred stock, $.001 par value, respectively.

         As of April 21, 2003, a total of 7,625,826 shares of common stock have been issued or reserved for issuance, leaving only 8,374,174 authorized shares of common stock for future issuance. On April 22, 2003, our board of directors unanimously approved an amendment to our amended and restated articles of incorporation to increase the number of authorized shares of common stock by 9,000,000 from 16,000,000 to 25,000,000.

         Article IV, Section 4.1 of our amended and restated articles of incorporation currently provides as follows:

                  THE CORPORATION IS AUTHORIZED TO ISSUE EIGHTY MILLION (80,000,000) SHARES OF COMMON STOCK, $.001 PAR VALUE ("COMMON STOCK"), AND TEN MILLION (10,000,000) SHARES OF PREFERRED STOCK, $.001 PAR VALUE ("PREFERRED STOCK").

As explained above, as a result of the 1-for-5 reverse stock split effective as of January 3, 2003, the authorized number of shares of our common stock is actually 16,000,000.

         Article IV, Section 4.1 of our second amended and restated articles of incorporation as proposed to be amended provides as follows:

                  THE CORPORATION IS AUTHORIZED TO ISSUE TWENTY-FIVE MILLION (25,000,000) SHARES OF COMMON STOCK, $.001 PAR VALUE ("COMMON STOCK"), AND TEN MILLION (10,000,000) SHARES OF PREFERRED STOCK, $.001 PAR VALUE ("PREFERRED STOCK").

         Except for evaluation of a potential underwritten public offering of common stock of approximately 4,000,000 shares, we do not have any present plans, agreements or understandings regarding the issuance of the proposed additional authorized shares of common stock. Our board of directors recommends the adoption of this amendment because we will have greater flexibility in connection with possible future financing transactions, acquisitions of other companies and other proper corporate purposes. Moreover, having such additional authorized shares available will give us the ability to issue shares without the expense and delay of a special stockholders' meeting. A delay might deprive us of flexibility that our board of directors views as important in facilitating the effective use of shares of common stock. Except as required by applicable law, the authorized but unissued shares of common stock may be issued at such times, for such purposes and for such consideration as the board of directors may determine to be appropriate without further authorization by the stockholders.

         A copy of the Certificate of Amendment and Restatement of Articles of Incorporation of VendingData Corporation and Second Amended and Restated Articles of Incorporation of VendingData Corporation are attached as Exhibit A to this proxy statement. If approved by the stockholders, the amendment to our amended and restated articles of incorporation will become effective upon the filing of the Certificate of Amendment and Restatement of Articles of Incorporation of VendingData Corporation and Second Amended and Restated Articles of Incorporation of VendingData Corporation with the Nevada Secretary of State.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
                    APPROVAL OF THIS AMENDMENT TO OUR AMENDED
                     AND RESTATED ARTICLES OF INCORPORATION.

PROPOSAL 3: APPROVAL OF AMENDMENT TO OUR 1999 STOCK OPTION PLAN

         Our 1999 Stock Option Plan was originally adopted by our stockholders on March 29, 1999. The stock option plan initially authorized 500,000 shares of common stock for issuance, which number of shares was subsequently decreased to 100,000 shares as a result of the 1-for-5 reverse stock split that was effected on January 3, 2003. At April 21, 2003, there were 7,150 shares of common stock available for issuance under the stock option plan.

INCREASE IN AUTHORIZED SHARES

         The board of directors has reviewed the stock option plan and the lack of available shares thereunder and determined that the stock option plan requires additional shares to provide the flexibility with respect to stock-based compensation that the board of directors believes is necessary to establish appropriate long-term incentives to achieve our objectives. The board of directors believes that it is advisable to increase the 100,000 share limit to 2,000,000 shares in order to provide greater flexibility to compensate senior executive officers with equity compensation at levels designed to align the interests of the senior executives with those of our stockholders.

         The stock option plan amendment increases the number of shares of common stock that may be issued upon the exercise of options by 1,900,000 shares, or 24.9% of the 7,625,826 shares of common stock outstanding on April 21, 2003. As amended, the stock option plan will continue to provide for appropriate adjustments in the number of shares in the event of a stock dividend, recapitalization, merger or similar transaction.

         A copy of the stock option plan amendment is attached as Exhibit B to this proxy statement. If approved by the stockholders, this amendment will become effective on May 29, 2003.

SUMMARY OF MATERIAL PROVISIONS OF OUR 1999 STOCK OPTION PLAN

         The following is a summary of the material provisions of our 1999 stock option plan, as proposed to be amended.

         SHARES. Our stock option plan will be amended to authorize an additional 1,900,000 shares of common stock, approximately 24.9% of the common stock outstanding as of April 21, 2003. These shares, in addition to the 100,000 shares currently authorized for issuance under the stock option plan provide an aggregate of 2,000,000 shares or 26.2% of the common stock outstanding on April 21, 2003. Shares awarded under the stock option plan may consist, in whole or in part, of authorized and unissued shares. If shares subject to an option under the stock option plan cease to be subject to such option, or if shares awarded under the stock option plan are forfeited, or otherwise terminate without payment being made to the participant in the form of common stock and without the payment of any dividends thereon, such shares will again be available for future distribution under the stock option plan.

         PARTICIPATION. Awards under the stock option plan may be made to our officers, directors employees, consultants, advisers, independent contractors and agents who are responsible for or contribute to the management, growth and/or profitability of our business. While any employee may be eligible for awards under the stock option plan, the approximate number of officers, directors and key employees eligible for awards under the stock option plan is 12.

         ADMINISTRATION. A committee of our board of directors, or the Committee, shall officially administer the stock option plan, subject to final approval of awards by our board of directors. The Committee must consist of at least two directors that are both "Non-Employee Directors" as defined pursuant to the rules adopted by the SEC under Section 16 of the Securities Exchange Act of 1934, as amended, and "Outside Directors" as defined by the regulations promulgated under Section 162(m) of the Internal Revenue Code. In the event our board fails to designate a Committee to administer the stock option plan, the plan shall be administered by our board. The members of the Committee serve at the discretion of the Board of Directors, which may remove these members at any time. Our board of directors fills vacancies on the Committee as well.

         TYPES OF AWARDS AND TERMS. The only awards that may be granted under the stock option plan are stock options. The Committee, subject to ratification by our board of directors, is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The Committee may specify the terms of such grants subject to the terms of the stock option plan. The exercise price per share subject to an option is determined by the Committee or our board of directors, but may not be less than the fair market value of a share of our common stock on the date of the grant in the case of incentive stock options. The maximum term of each option, the times at which each option will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option may have a term exceeding ten years. Incentive stock options that are granted to holders of more than ten percent of our voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.

         EXERCISE. Stock options may be exercised in whole or in part at any time during the option period by giving written notice to us specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price, either by cash or by certified or cashier's check, or such other instrument as the Committee may accept and by payment of all amounts that we are required to withhold by law for tax obligations.

         EFFECT OF TERMINATION OF EMPLOYMENT ON OPTIONS. Upon termination of an optionee's employment for cause, such employee's stock options will terminate. Upon termination of an option holder's employment for any reason other than death or permanent disability, such employee's stock options will terminate 90 days from the date on which such relationship terminates. Except as the Committee may expressly determine otherwise at any time with respect to any particular non-qualified option granted, if an optionee shall die or cease to have a relationship by reason of permanent disability, any option granted to him shall terminate one year after the date of his death or termination of relationship due to permanent disability unless by its terms it shall expire before such date, and shall only be exercisable to the extent that it would have been exercisable on the date of his death or his termination of relationship due to permanent disability. In the case of death, the option may be exercised by the person or persons to whom the optionee's rights under the option shall pass by will or by the laws of descent and distribution.

         CHANGE OF CONTROL. In the event of a Change of Control (as defined in the Stock Option Plan), all outstanding options not then exercisable and vested shall become fully vested and exercisable as of the change-of-control date.

         AMENDMENT. Our board of directors may at any time suspend, amend, revise or terminate our stock option plan, except that stockholder approval is required by a majority of the shares present and voting at either an annual or special meeting called for such purpose to:

         o materially increase the benefits accruing to participants under our stock option plan;
         o increase the number of shares of common stock that may be issued under our plan; or
         o materially modify the requirements as to eligibility for participation in our plan.

The Committee, subject to board ratification, may amend the terms of any stock option that has already been granted, but no such amendment shall impair the rights of a holder without that holder's consent.

         CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following is a brief description of the current federal income tax consequences generally arising with respect to options granted under our stock option plan.

         Tax consequences to us and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and we are not entitled to take a deduction, upon the grant of an incentive stock option or a non-qualified stock option. Generally, a participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of common stock acquired on the date of exercise.

         If a participant sells shares of common stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the shares of common stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the shares of common stock acquired upon the exercise of the incentive stock option), and (ii) the exercise price. Otherwise, a participant's disposition of shares of common stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares of common stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

         We generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. We generally are not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, we will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of common stock for the incentive stock option holding periods prior to disposition of the shares.

The foregoing discussion is general in nature and is not intended to be a complete description of the federal income tax consequences of our stock option plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in our stock option plan are urged to consult a tax advisor as to the tax consequences of participation.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
                        APPROVAL OF THIS AMENDMENT TO OUR
                             1999 STOCK OPTION PLAN.

              INFORMATION ABOUT OUR INDEPENDENT PUBLIC ACCOUNTANTS

         Our independent accountants are James E. Scheifley & Associates, P.C. James E. Scheifley & Associates, P.C. has audited our financial statements since our inception. We do not presently expect a representative of the independent auditors to be present at the meeting of stockholders. The Company's Audit Committee has selected the firm of Piercy, Bowler, Taylor & Kern as its independent accountants for the year ending December 31, 2003.

         AUDIT FEES. The aggregate fees billed for professional services rendered for the audit of our financial statements for the year ended December 31, 2002, and the reviews of the financial statements included in our Forms 10-QSB for fiscal year 2002 was $14,570.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. No financial information systems design and implementation fees were paid.

         ALL OTHER FEES.  No other fees were paid.

         Our audit committee has considered the issue that our independent accountants provide the services set forth in FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES and ALL OTHER FEES and has determined that having our independent accountants provide such services is compatible with maintaining the principal accountant's independence.

                     INFORMATION ABOUT OUR VOTING PROCEDURES

         We will appoint three inspectors of election to: (i) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of a proxy; (ii) receive votes, ballots, or consents; (iii) hear and determine all challenges and questions in any way arising in connection with the right to vote; (iv) count and tabulate all votes or consents; (v) determine when the polls shall close; (vi) determine the results; and (vii) perform any other act that may be proper to conduct the election or vote with fairness to all stockholders.

            INFORMATION ABOUT OUR 2004 ANNUAL MEETING OF STOCKHOLDERS

         The next annual meeting of stockholders will be held in or about May 2004.

       INFORMATION ABOUT STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

         Under certain circumstances, stockholders are entitled to present proposals at stockholder meetings. If you wish to submit a proposal to be included in our 2004 proxy statement, we must receive it, in a form that complies with the applicable securities laws, on or before January 1, 2004. Please address your proposals to VendingData Corporation, 6830 Spencer Street, Las Vegas, NV 89119, Attention: Corporate Secretary.

         In addition, in the event a stockholder proposal is not submitted to us prior to March 1, 2004, the proxy to be solicited by the board of directors for the 2004 Annual Meeting of Stockholders will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2004 Annual Meeting of Stockholders without any discussion of the proposal in the proxy statement for such meeting.

                                 OTHER BUSINESS

         Our board of directors does not know of any other business that will be presented for action by the stockholders at this annual meeting. However, if any business other than that set forth in the Notice of Annual Meeting of Stockholders should be presented at the annual meeting, the members of the proxy committee named in the enclosed proxy intend to take such action as will be in harmony with the policies of our board of directors, and in that connection will use their discretion and vote all proxies in accordance with their judgment.

         Our 2002 Amended Annual Report to Stockholders, including financial statements at and for the periods ended December 31, 2002, accompanies these proxy materials, which are being mailed to all of our stockholders as of April 30, 2003.

                                       By order of the Board of Directors,
                                       /s/ Stacie L. Brown
                                       Stacie L. Brown
                                       Corporate Secretary

Dated:  May 9, 2003

OUR ANNUAL REPORT ON SEC FORM 10-KSB/A, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE 12 MONTHS ENDED DECEMBER 31, 2002, WILL BE FURNISHED WITHOUT CHARGE TO ANY BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THIS ANNUAL MEETING. TO OBTAIN A COPY OF THE FORM 10-KSB/A, WRITTEN REQUEST MUST BE MADE TO US, AND THE REQUESTING PERSON MUST REPRESENT IN WRITING THAT SUCH PERSON WAS A BENEFICIAL OWNER OF OUR SECURITIES AS OF APRIL 30, 2003.

REQUESTS SHOULD BE ADDRESSED TO:

                           VendingData Corporation
                           Attention: Stacie L. Brown, Corporate Secretary 6830 Spencer Street
                           Las Vegas, Nevada 89119

                             VENDINGDATA CORPORATION

         THIS PROXY IS SOLICITED BY OUR BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 29, 2003.

         The undersigned stockholder of VendingData Corporation hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement, and Informational Statement to Stockholders in connection with the Annual Meeting of Stockholders to be held at the principal offices of VendingData Corporation, 6830 Spencer Street, Las Vegas, Nevada 89119, on Wednesday, May 29, 2003, at 10:00 o'clock in the morning, local time, and hereby appoints Steven J. Blad, James E. Crabbe, John R. Spina and Stacie L. Brown and each or any of them, proxies, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said Annual Meeting and at any adjournment thereof. The proxies are instructed to vote as follows:

(1)   Election of Directors:               FOR                     WITHHELD
           STEVEN J. BLAD                  [ ]                        [ ]
           JAMES E. CRABBE                 [ ]                        [ ]
           RONALD O. KEIL                  [ ]                        [ ]
           BOB L. SMITH                    [ ]                        [ ]

                                     - OR -

        [ ] VOTE FOR ALL NOMINEES         [ ]    VOTE WITHHELD FROM ALL NOMINEES

(2) Amend our Amended and Restated Articles of Incorporation to Increase the Authorized Number of Shares of Common Stock from 16,000,000 to 25,000,000:

               [ ] FOR                    [ ] AGAINST               [ ] ABSTAIN

(3) Amend our 1999 Stock Option Plan to Increase the Authorized Number of Shares of Common Stock for Issuance from 100,000 to 2,000,000:

               [ ] FOR                    [ ] AGAINST               [ ] ABSTAIN

(4) In their discretion, upon such other matters as may properly come before the Annual Meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED, AND, IN THE DISCRETION OF THE PROXIES, ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                     Date: ___________________________, 2003

Signature(s)
                  ------------------------------------------------

                  ------------------------------------------------

               NOTE:  PLEASE SIGN PROXY EXACTLY AS YOUR NAME APPEARS.

Date the Proxy in the space provided. If shares are held in the name of two or more persons, all must sign. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.

EXHIBIT A

                    CERTIFICATE OF AMENDMENT AND RESTATEMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                            VENDINGDATA CORPORATION,
                              A NEVADA CORPORATION

         THE UNDERSIGNED hereby certifies as follows:

         1. He is the duly elected and acting President of VendingData Corporation, a Nevada corporation (the "Corporation").

         2. On December 23, 2002, the Corporation filed a Certificate of Change in Number of Authorized Shares with the Nevada Secretary of State through which the Corporation effected a 1-for-5 reverse stock split of its authorized and outstanding shares of common stock, $.001 par value ("Common Stock"), as of January 3, 2003.

         3. On April 22, 2003, the Board of Directors of the Corporation unanimously approved the second amendment and restatement of the Corporation's articles of incorporation (the "Articles"), pursuant to Nevada Revised Statutes 78.385.

         4. On May ___, 2003, upon the recommendation of the Board of Directors of the Corporation, the proposed second amendment to the Articles was submitted to the stockholders of the Corporation. The stockholders holding _________ shares of the Company's Common Stock were entitled to vote on the amendment, with amendment to the Articles requiring the affirmative vote of a majority of the outstanding shares of Common Stock. The holders of ________ shares of Common Stock, constituting ____% of those votes entitled to be cast, voted in favor of the amendment to Article IV increasing the authorized Common Stock from 16,000,000 to 25,000,000 shares. The Company having received the approval required for the amendment to Article IV, the amendment as set forth below is incorporated in the Second Amended and Restated Articles of Incorporation attached hereto.

         5. Article IV, Shares of Stock, is hereby deleted and replaced in its entirety with a new Article IV to read in full as follows:

                                   ARTICLE IV
                                 SHARES OF STOCK

         SECTION 4.1. CAPITAL STOCK

                  The Corporation is authorized to issue twenty-five million (25,000,000) shares of common stock, $.001 par value ("Common Stock"), and ten million (10,000,000) shares of preferred stock, $.001 par value ("Preferred Stock"). Common Stock and Preferred Stock may be issued from time to time without action by the stockholders. Common Stock and Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

         SECTION 4.2. COMMON STOCK

                  The shares of authorized Common Stock of the Corporation shall be identical in all respects and shall have equal rights and privileges.

         SECTION 4.3. PREFERRED STOCK

                  The Board of Directors shall have authority to issue the shares of Preferred Stock from time to time on such terms as it may determine, and to divide the Preferred Stock into one or more series and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the voting powers, full or limited, or no voting powers, the designations, powers and relative, participating, optional, or other special rights of such series, and qualifications, limitations, or restrictions thereof, to the full extent now or hereafter permitted by law.

         SECTION 4.4. VOTING POWER FOR HOLDERS OF COMMON STOCK AND PREFERRED
         STOCK

                  Except as otherwise provided in these Articles of Incorporation, each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by him or her on all matters submitted to stockholders for a vote and each holder of any series of Preferred Stock shall have no voting rights, either general or specific, of any kind whatsoever except to the extent expressly so provided by the Board of Directors pursuant to Section 4.3 hereof.

         6. The text of the Second Amended and Restated Articles of Incorporation is hereby amended by this Certificate to read in full as follows:

                           SECOND AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                             VENDINGDATA CORPORATION
                              A NEVADA CORPORATION

ARTICLE I
                                      NAME

         The name of the corporation is VendingData Corporation (the "Corporation").

                                   ARTICLE II
                      RESIDENT AGENT AND REGISTERED OFFICE

         The name and address of the Corporation's resident agent for service of process is Stacie L. Brown, 6830 Spencer Street, Las Vegas, Nevada 89119.

                                  ARTICLE III
                                     PURPOSE

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

                                   ARTICLE IV
                                 SHARES OF STOCK

SECTION 4.1. CAPITAL STOCK

         The Corporation is authorized to issue twenty-five million (25,000,000) shares of common stock, $.001 par value ("Common Stock"), and ten million (10,000,000) shares of preferred stock, $.001 par value ("Preferred Stock"). Common Stock and Preferred Stock may be issued from time to time without action by the stockholders. Common Stock and Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

SECTION 4.2. COMMON STOCK

         The shares of authorized Common Stock of the Corporation shall be identical in all respects and shall have equal rights and privileges.

SECTION 4.3. PREFERRED STOCK

         The Board of Directors shall have authority to issue the shares of Preferred Stock from time to time on such terms as it may determine, and to divide the Preferred Stock into one or more series and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the voting powers, full or limited, or no voting powers, the designations, powers and relative, participating, optional, or other special rights of such series, and qualifications, limitations, or restrictions thereof, to the full extent now or hereafter permitted by law.

SECTION 4.4. VOTING POWER FOR HOLDERS OF COMMON STOCK AND PREFERRED STOCK

         Except as otherwise provided in these Articles of Incorporation, each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by him or her on all matters submitted to stockholders for a vote and each holder of any series of Preferred Stock shall have no voting rights, either general or specific, of any kind whatsoever except to the extent expressly so provided by the Board of Directors pursuant to Section 4.3 hereof.

                                   ARTICLE V
                                    DIRECTORS

         The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which consist of not less than one (1) and no more than ten (10) directors. Provided that the Corporation has at least one director, the number of directors may at any time or times be increased or decreased as provided in the Bylaws.

                                   ARTICLE VI
                                     BYLAWS

         The Board of Directors shall have power to make, alter, amend and repeal the Bylaws of the Corporation. Any Bylaws made by the Board of Directors under the powers conferred hereby may be altered, amended or repealed by a majority vote of the entire Board of Directors or by a two-thirds vote of all of the stock issued and outstanding at any annual or special meeting of stockholders, provided that notice of intention to amend shall have been contained in the notice for such meeting.

                                  ARTICLE VII
                       DIRECTORS' AND OFFICERS' LIABILITY

         A director or officer of the Corporation shall not be personally liable to this Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the unlawful payment of distributions. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

                                  ARTICLE VIII
                                    INDEMNITY

         Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right, which may be enforced in any manner desired by such person. The expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

         Without limiting the application of the foregoing, the Board of Directors may adopt Bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted under the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person. The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee, agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

                                   ARTICLE IX
                           GAMING REGULATORY MATTERS

         If the Nevada Gaming Commission or the governing gaming regulatory agency of a jurisdiction in which the Corporation holds a privileged license (collectively "Gaming Regulatory Authorities") at any time determines that a holder of stock or other security of this Corporation is unsuitable to hold such stock or other security, then, until such stock or security is no longer owned by such person, (a) the Corporation shall not be required or permitted to pay any dividend or interest with respect to the stock or security, (b) the holder of such stock or security shall not be entitled to vote on any matter as the holder of such stock or security, and such stock or security shall not, for any purpose whatsoever, be included in the stock or security of the Corporation entitled to vote, and (c) the Corporation shall not pay any remuneration in any form to the holder of such stock or security.

         If the Gaming Regulatory Authorities determine that a holder of stock or other security of this Corporation is unsuitable, such holder shall, upon written demand of the Corporation, relinquish ownership of such stock or security and, if the Corporation determines it to be necessary, the Corporation may purchase such stock or security for cash at fair market value to be determined at the sole discretion of the Corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of _________, 2003, hereby declaring and certifying that the facts stated hereinabove are true.

                                         ---------------------------------------
                                         Steven J. Blad
                                         President

EXHIBIT B

                             VENDINGDATA CORPORATION
                 AMENDED AND RESTATED 1999 STOCK OPTION PLAN AS
              APPROVED BY THE BOARD OF DIRECTORS ON APRIL 22, 2003
                  AND AS ORIGINALLY APPROVED ON JANUARY 5, 1999

1. PURPOSE

         The purpose of the VendingData Corporation 1999 Stock Option Plan is to further the interests of VendingData Corporation, a Nevada corporation (the "Company"), by encouraging and enabling selected officers, directors, employees, consultants, advisers, independent contractors and agents, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock through the exercise of stock options to be granted hereunder. Options granted hereunder are either options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options.

2. DEFINITIONS

         Whenever used herein the following terms shall have the following meanings, respectively:

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the Stock Option or Compensation Committee appointed by the Board, or if no committee has been appointed, a reference to "Committee" shall be deemed to refer to the Board.

         (d) "Common Stock" shall mean the Company's Common Stock, $.001 par value.

         (e) "Company" shall mean VendingData Corporation, a Nevada corporation.

         (f) "Employee" shall mean, in connection with Incentive Options, only employees of the Company.

         (g) "Fair Market Value Per Share" of the Common Stock on any date shall mean, if the Common Stock is publicly traded, the mean between the highest and lowest quoted selling prices of the Common Stock on such date or, if not available, the mean between the bona fide bid and asked prices of the Common Stock on such date. In any situation not covered above or if there were no sales on the date in question, the Fair Market Value Per Share shall be determined by the Committee in accordance with Section 20.2031-2 of the Federal Estate Tax Regulations.

         (h) "Incentive Option" shall mean an Option granted under the Plan, which is designated as and qualified as an incentive stock option within the meaning of Section 422 of the Code.

         (i) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or any successor rule.

         (j) "Non-Qualified Option" shall mean an Option granted under the Plan which is designated as a non-qualified stock option and which does not qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (k) "Option" shall mean an Incentive Option or a Non-Qualified Option.

         (l) "Optionee" shall mean any person who has been granted an Option under the Plan.

         (m) "Outside Director" shall have the meaning set forth in Section 162(m) of the Code.

         (n) "Permanent Disability" shall mean termination of a Relationship with the Company with the consent of the Company by reason of permanent and total disability within the meaning of Section 22(e)(3) of the Code.

         (o) "Plan" shall mean the VendingData Corporation 1999 Stock Option Plan, as amended.

         (p) "Relationship" shall mean that the Optionee is or has agreed to become an officer, director, employee, consultant, adviser, independent contractor or agent of the Company or any subsidiary of the Company.

         (q) "Termination for Cause" means the termination of any employee's employment with the Company, whether voluntary or involuntary, that is determined by the Committee to have resulted from the discovery by the Company of the employee's dishonesty, commission of a felony (regardless of whether or not prosecuted) or fraud.

3. ADMINISTRATION

         (a) The Plan shall be administered by a Committee of at least two directors of the Company appointed by the Board, all members of which are both Non-Employee Directors and Outside Directors. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies. In the event the Board fails to designate a Committee to administer the Plan, the Plan shall be administered by the Board. To the extent not inconsistent with applicable law, the Board or Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended.

         (b) Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote or by written consent of a majority of its members, and all actions of the Committee are subject to approval by the Board.

         (c) Subject to the provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan, to define the terms used therein, to determine the time or times an Option may be exercised and the number of shares which may be exercised at any one time, to prescribe, amend and rescind rules and regulations relating to the Plan, to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

         (d) The Company shall indemnify and hold harmless the members of the Board and the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the negligence, bad faith, willful misconduct or criminal acts of such persons.

         (e) The Company will provide financial information to the Optionees on the same basis as the Company provides such information to its stockholders.

         (f) The Committee's interpretation and construction of any provisions of this Plan or any Option granted under this Plan shall be final, conclusive and binding upon all Optionees, their guardians, legal representatives and beneficiaries, the Company and all other interested parties.

4. NUMBER OF SHARES SUBJECT TO PLAN

         The aggregate number of shares of Common Stock subject to Options, which may be granted under the Plan, shall not exceed 2,000,000 shares. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares purchased by the Company on the open market. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

5. ELIGIBILITY AND PARTICIPATION

         (a) Non-Qualified Options may be granted to any person who has a Relationship with the Company or any of its subsidiaries. Incentive Options may be granted to any Employee. The Committee shall determine the persons to whom Options shall be granted, the time or times at which such Options shall be granted and the number of shares to be subject to each Option. An Optionee may, if he is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine. An Employee may be granted Incentive Options or Non-Qualified Options or both under the Plan; provided, however, that the grant of Incentive Options and Non-Qualified Options to an Employee shall be the grant of separate Options, and each Incentive Option and each Non-Qualified Option shall be specifically designated as such.

         (b) In no event shall the aggregate fair market value (determined as of the time the Option is granted) of the shares with respect to which Incentive Options (granted under the Plan or any other plans of the Company or any subsidiary or parent corporation of the Company) are exercisable for the first time by an Optionee in any calendar year exceed $100,000.

         (c) In no event shall the aggregate number of shares of Common Stock with respect to which Options may be granted to a single Optionee during the term of the Plan exceed 20 percent of the aggregate number of shares of Common Stock subject to Options which may granted to all Optionees under the Plan.

6. PURCHASE PRICE

         The purchase price of each share covered by each Incentive Option shall not be less than 100% of the Fair Market Value Per Share of the Common Stock on the date the Incentive Option is granted; provided, however, that if at the time an Incentive Option is granted the Optionee owns or would be considered to own by reasons of Section 424(d) of the Code more that 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company, the purchase price of the shares covered by such Incentive Option shall not be less than 110% of the Fair Market Value Per Share of the Common Stock on the date the Incentive Option is granted.

7. DURATION OF OPTIONS

         The expiration date of the Option and all rights thereunder shall be determined by the Committee. In the event the Committee does not specify the expiration date of the Option, the expiration date shall be 10 years from the date on which the Option was granted, and shall be subject to earlier termination as provided herein; provided, however, that if at any time an Incentive Option is granted the Optionee owns or would be considered to own by reason of Section 424(d) of the Code more that 10% of the total combined voting power of all classes of stock of the Company, such Incentive Option shall expire five years from the date the Incentive Option is granted unless the Committee selects an earlier date.

8. EXERCISE OF OPTIONS

         (a) An Option shall vest and become exercisable from time to time in installments or otherwise in accordance with such schedule and upon such other terms and conditions as the Committee shall in its discretion determine at the time the Option is granted. An Optionee may purchase less than the total number of shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than 100 shares, unless the exercise is during the final year of the Option, and shall not include any fractional shares. As a condition to the exercise, in whole or in part, of any Option, the Committee may in its sole discretion require the Optionee to pay, in addition to the purchase price of the shares covered by the Option, an amount equal to any federal, state or local taxes that the Committee has determined are required to be paid in connection with the exercise of such Option in order to enable the Company to claim a deduction or otherwise. Furthermore, if any Optionee disposes of any shares of stock acquired by exercise of an Incentive Option prior to the expiration of either of the holding periods specified in Section 422(a)(1) of the Code, the Optionee shall pay to the Company, or the Company shall have the right to withhold from any payment to be made to the Optionee, an amount equal to any federal, state or local taxes that the Committee has determined are required to be paid in connection with the exercise of such Option in order to enable the Company to claim a deduction.

         (b) No Option will be exercisable (and any attempted exercise will be deemed null and void) if such exercise would create a right of recovery for "short-swing profits" under Section 16(b) of the Securities Exchange Act of 1934, as amended. This Section 8(b) is intended to protect persons subject to
Section 16(b) against inadvertent violations of Section 16(b) and shall not apply with respect to any particular exercise of an Option if expressly waived in writing by the Optionee at the time of such exercise.

9. METHOD OF EXERCISE

         (a) To the extent that an Option has become exercisable, the Option may be exercised from time to time by giving written notice to the Company stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full, by cash or by certified or cashier's check payable to the order of the Company or the equivalent thereof acceptable to the Company, of the purchase price for the number of shares being purchased and, if applicable, any federal, state or local taxes required to be paid in accordance with the provisions of Section 8(a) hereof. The Company shall issue a separate certificate or certificates with respect to each Option exercised by an Optionee.

         (b) In the Committee's discretion, payment of the purchase price for the shares with respect to which the Option is being exercised may be made in whole or in part with shares of Common Stock. If payment is made with shares of Common Stock, the Optionee, or other person entitled to exercise the Option, shall deliver to the Company certificates representing the number of shares of Common Stock in payment for the shares being purchased, duly endorsed for transfer to the Company. If requested by the Committee, prior to the acceptance of such certificates in payment for such shares, the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a representation and warranty in writing that he has good and marketable title to the shares represented by the certificate(s), free and clear of all liens and encumbrances. The value of the shares of Common Stock tendered in payment for the shares being purchased shall be their Fair Market Value Per Share on the date of the exercise.

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         (c) Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the shares for such period as may be required for it to comply, with reasonable diligence, with any applicable listing requirements of any national securities exchange or any federal, state or local law. If an Optionee or other person entitled to exercise an Option fails to accept delivery of or fails to pay for all or any portion of the shares requested in the notice of exercise upon tender of delivery thereof, the Committee shall have the right to terminate his Option with respect to such shares.

10. NON-TRANSFERABILITY OF OPTIONS

         No Option granted under the Plan shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

11.      CONTINUANCE OF RELATIONSHIP

         Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Optionee any right with respect to the continuation of his employment by or other Relationship with the Company, or interfere in any way with the right of the Company at any time to terminate such employment or other Relationship or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

12. TERMINATION OF RELATIONSHIP OTHER THAN BY DEATH OR PERMANENT DISABILITY

         Except as the Committee may otherwise determine at any time with respect to any particular Non-Qualified Option granted hereunder:

         (a) If an Optionee ceases to have a Relationship for any reason other than his death or Permanent Disability, any Options granted to him shall terminate 90 days from the date on which such Relationship terminates unless such Optionee has resumed or initiated a Relationship and has a Relationship on such date. During the 90-day period, the Optionee may exercise any Option granted to him but only to the extent such Option was exercisable on the date of termination of his Relationship and provided that such Option has not expired or otherwise terminated as provided herein. A leave of absence approved in writing by the Committee shall not be deemed a termination of Relationship for purposes of this Section 12, but no Option may be exercised during any such leave of absence, except during the first 90 days thereof.

         (b) For purposes hereof, termination of an Optionee's Relationship for reasons other than death or Permanent Disability shall be deemed to take place upon the earliest to occur of the following: (i) the date of the Optionee's retirement from employment under the normal retirement policies of the Company;
(ii) the date of the Optionee's retirement from employment with the approval of the Committee because of disability other than Permanent Disability; (iii) the date the Optionee receives notice or advice that his employment or other Relationship is terminated; or (iv) the date the Optionee ceases to render the services which he was employed, engaged or retained to render to the Company or any subsidiary (absences for temporary illness, emergencies and vacations or leaves of absence approved in writing by the Committee excepted). The fact that the Optionee may receive payment from the Company after termination for vacation pay, for services rendered prior to termination, for salary in lieu of notice or for other benefits shall not affect the termination date.

         (c) Notwithstanding anything in the Plan to the contrary, no Option may be exercised or claimed following an Optionee's termination of Relationship as a result of Termination for Cause, and no Option may be exercised or claimed while the Optionee is being investigated for a Termination for Cause.

13. DEATH OR PERMANENT DISABILITY OF OPTIONEE

         Except as the Committee may expressly determine otherwise at any time with respect to any particular Non-Qualified Option granted hereunder, if an Optionee shall die at a time when he is in a Relationship or if the Optionee shall cease to have a Relationship by reason of Permanent Disability, any Option granted to him shall terminate one year after the date of his death or termination of Relationship due to Permanent Disability unless by its terms it shall expire before such date or otherwise terminate as provided herein, and shall only be exercisable to the extent that it would have been exercisable on the date of his death or his termination of Relationship due to Permanent Disability. In the case of death, the Option may be exercised by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

14. STOCK PURCHASE NOT FOR DISTRIBUTION

         Each Optionee shall, by accepting the grant of an Option under the Plan, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon exercise of the Option will be received and held without a view to distribution except as may be permitted by the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. After each notice of exercise of any portion of an Option, if requested by the Committee, the person entitled to exercise the Option shall agree in writing that the shares of stock are being acquired in good faith without a view to distribution.

15. PRIVILEGES OF STOCK OWNERSHIP

         No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable upon exercise of such Option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or distributions of rights in respect of such shares if the record date is prior to the date on which such person becomes the holder of record, except as provided in Section 16 hereof.

16. ADJUSTMENTS

         (a) If the number of outstanding shares of Common Stock is increased or decreased, or if such shares are exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar transaction, the aggregate number of shares of Common Stock subject to the Plan as provided in Section 4 hereof, the shares of Common Stock subject to issued and outstanding Option under the Plan and the aggregate number of shares of Common Stock with respect to which Options may be granted to a single Optionee as provided in Section 5(c) hereof shall be appropriately and proportionately adjusted by the Committee. Any such adjustment in the outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option. No adjustment shall be made on account of any transaction or event not specifically set forth in this Section 16(a), including, without limitation, the issuance of Common Stock for consideration.

         (b) Notwithstanding the provision of Section 16(a), upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation or entity, the Committee may take such action, if any, as it in its discretion may deem appropriate to accelerate the time within which and the extent to which Options may be exercised, to terminate Options at or prior to the date of any such event, or to provide for the assumption of Options by surviving, consolidated, successor or transferee corporations.

         (c) Adjustments under this Section 16 shall be made by the Committee, whose determination as to which adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan or in connection with any such adjustment.

17. CHANGE OF CONTROL

         Notwithstanding any other section of this Plan, in the event of a change of control, vesting on all unexercised Options will accelerate to the change-of-control date. For purposes of this Plan, a "Change of Control" of the Company shall be deemed to have occurred at such time as (a) any "person" (as that term is defined in Section 2 of the Securities Act of 1933, as amended), other than James E. Crabbe, or his affiliates, including the James E. Crabbe Revocable Trust, or an employee benefit plan of the Company becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of VendingData representing 25.0% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at the election of directors; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; or (c) the approval by the Company's stockholders of the merger or consolidation of the Company with any other corporation or business organization, the sale of all or substantially all the assets of the Company, or the liquidation or dissolution of the Company; or (d) a proxy statement is distributed soliciting proxies from the stockholders of the Company seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company with one or more corporations as a result of which the outstanding shares of the Company's securities are actually exchanged for or converted into cash or property or securities not issued by the Company; or (e) at least a majority of the Incumbent Board who are in office immediately prior to any action proposed to be taken by the Company determine that such proposed action, if taken, would constitute a change of control of the Company and such action is taken.

18. TAX WITHHOLDING

         The Company shall have the right to deduct or withhold from all payments or distributions amounts sufficient to cover any federal, state or local taxes required by law to be withheld or paid with respect to such payments of distributions. In the case of Non-Qualified Options, the Company may require that required withholding taxes be paid to the Company at the time the Option is exercised. The Company may also permit any withholding tax obligations incurred by reason of the exercise of any Option to be satisfied by withholding shares (that would otherwise be obtained upon such exercise) having a fair market value equal to the aggregate amount of taxes that are to be withheld. In the case of persons subject to Section 16(b), such withholding shall be on terms consistent with Rule 16b-3.

19. AMENDMENT AND TERMINATION OF PLAN

         (a) The Board may from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be approved by a majority of the shares present and voting at either an annual or special meeting called for such purpose, if the amendment would (i) materially increase the benefits accruing to participants under the Plan, (ii) increase the number of shares of Common Stock which may be issued under the Plan, except as permitted under the provisions of Section 16 hereof, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

         (b) No amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair in a manner adverse to the Optionee any right or obligation under any Option theretofore granted to such Optionee.

         (c) The terms and conditions of any Option granted to an Optionee may be modified or amended only by a written agreement executed by the Optionee and the Company; provided, however, that if any amendment or modification of an Incentive Option would constitute a "modification, extension or renewal" within the meaning of Section 424(h) of the Code, such amendment shall be null and void unless the amendment contains an acknowledgment by the parties substantially in the following form: "The parties hereto recognize and agree that this amendment constitutes a modification, renewal or extension within the meaning of Section 424(h) of the Code, of the option granted on _______________."

20. TERM OF PLAN

         No option shall be granted pursuant to the Plan after 10 years from the earlier of the date of adoption of the Plan by the Board or the date of approval of the Plan by the Company's stockholders.